HENNESSY BALANCED FUND

                          Supplement to the Prospectus

                             dated September 9, 1996


   HYPOTHETICAL PAST PERFORMANCE

             By utilizing our investment strategy, we seek to achieve returns that in the long run will be substantially similar to that of the DJIA but with less volatility. The chart below illustrates the total return for each of the last twenty years of the DJIA and for a hypothetical portfolio consisting 50% of one-year Treasury bills and 50% of the ten highest yielding common stocks in the DJIA as of the beginning of each year (the "Model Portfolio"). The Model Portfolio was developed in a manner very similar to our investment strategy, but does not reflect the effects of cash flows in and out of the portfolio, the deduction of commissions and other expenses, and the reinvestment of dividends. The performance of the Model Portfolio would have been lower if the fees and expenses borne by the Fund had been deducted.

                          Comparison of Total Return(1)

                               DJIA Total         Model Portfolio
            Year                 Return            Total Return

            1977               -12.71%               2.75%
            1978                 2.69%               3.21%
            1979                10.52%              11.03%
            1980                21.41%              19.52%
            1981                -3.40%               9.39%
            1982                25.79%              19.43%
            1983                25.68%              23.66%
            1984                 1.06%               8.82%
            1985                32.78%              19.34%
            1986                26.91%              19.84%
            1987                 6.02%               6.01%
            1988                15.95%              14.99%
            1989                31.71%              17.75%
            1990                -0.57%               0.10%
            1991                23.93%              23.05%
            1992                 7.43%               5.99%
            1993                16.72%              15.44%
            1994                 4.95%               3.85%
            1995                36.40%              20.45%
            1996                28.90%              16.53%
          Average:              15.11%              13.05%

   _____________________________

   (1) Total return represents the sum of the following components: (a) the percentage change in value of each common stock from the first trading day on the New York Stock Exchange in a given year to the last trading day in that year; (b) the total dividends received in that year on each common stock divided by the market value of the common stock as of the first trading day in that year (without any dividend reinvestment); and (c) the yield on one-year U.S. Treasury bills as of the close of the first trading day in that year. Total return does not take into consideration any commissions, expenses or taxes, and does not include reinvestment of dividends.

             The returns shown above are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with an investment in the Fund. As indicated above, the Model Portfolio has both outperformed and underperformed the DJIA in the last twenty years. There is no assurance that the investment returns of the Fund will exceed that of the DJIA.

             The performance information shown above was compiled by the Adviser from statistical services, reports, or other sources believed by the Adviser to be reliable. Such information has not been verified by any third party and is unaudited.

             While the foregoing information is relevant to an investor's decision to invest in the Fund, investors should be aware that the Fund's performance will not be identical to that of the Model Portfolio for a number of reasons including the fact that we (a) will reinvest dividends;
   (b) have expenses; (c) purchase and sell investments continuously; and (d) may not be able to be fully invested or invest in the exact proportions of the Model Portfolio at all times.

                The date of this Supplement is February 3, 1997.

   [For EDGAR users -- The information contained in this Supplement was initially filed in the Fund's registration statement on Form N-1A and reviewed by the Securities and Exchange Commission.]